Equity	12 Months Ended
Dec. 31, 2021
Equity
Equity

12. Equity

As of December 31, 2021, VIA’s subscribed capital consists of 4,530,701 (December 31, 2020: 4,530,701) ordinary shares, all fully paid and each representing one share of the capital stock with a nominal value of EUR 1.00. In total, the capital stock thus amounts to EUR 4,530,701. Each share guarantees the right to the dividend resolved by the shareholders’ meeting, if any.

VIA’s subscribed capital increased in the financial year ended December 31, 2020 through the Company’s Initial Public Offering (IPO) and the concurrent private placement of 1,530,701 ordinary shares.

The total net proceeds received from the IPO and the concurrent private placement amounted to EUR 85,866,884 of which the amount of EUR 84,336,183 exceeding the share of the capital stock of EUR 1.00 per share has been accounted for through capital reserve.

Transaction costs including underwriting discounts and commissions and offering expenses payable by the Company amounting to EUR 4,977,734 have been deducted from the gross IPO and private placement proceeds.

Transaction costs have been paid in the financial year ended December 31, 2020 as well as previous years.

The Management Board is authorized, subject to the consent of the Supervisory Board, to increase the Company’s registered share capital in one or more tranches by up to EUR 1,500,000 by issuing up to 1,500,000 new no par value shares against contribution in cash or in kind until June 30, 2024 (“Authorized Capital”).